UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 25, 2025

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2025, Kenneth S. Booth, Chief Executive Officer and President of Credit Acceptance Corporation (referred to as the “Company,” “Credit Acceptance,” “we,” “our” or “us”) and a member of our board of directors (the “Board”), informed us of his decision to retire as an officer of the Company. Mr. Booth will transition to the role of Executive Board Member for a transition period commencing November 13, 2025 and ending at the close of business on January 31, 2026 (the “Transition Period”). Following the Transition Period, Mr. Booth’s employment with the Company will cease.

On October 25, 2025, the Board elected and appointed Vinayak R. Hegde, currently a member of the Board, to succeed Mr. Booth as Chief Executive Officer and President effective November 13, 2025. Upon becoming Chief Executive Officer and President, Mr. Hegde will be our principal executive officer. Effective October 25, 2025, Mr. Hegde will no longer serve as a member of the Executive Compensation Committee of the Board and the Nominating Committee of the Board given his new role.

Mr. Hegde, age 56, served as the Consumer Chief Marketing Officer of T-Mobile US, Inc., a telecommunications company, from January 2023 to October 2025. Mr. Hegde served as President of Wheels Up Experience, Inc., a leading private aviation platform, from October 2021 to November 2022, after serving as its Chief Marketplace Officer and that of its predecessor, Wheels Up Partners Holdings LLC, from May 2021 to October 2021. He served as President and Chief Operating Officer at Blink Health LLC, a digital health company, from July 2020 to March 2021. Prior to that, Mr. Hegde served as Vice President of Growth and Chief Marketing Officer of Airbnb Homes at Airbnb, Inc. and as Senior Vice President and Global Chief Marketing Officer at Groupon, Inc. Earlier in his career, he spent over 12 years at Amazon, contributing significantly to the company’s growth in e-commerce and the Prime ecosystem. Mr. Hegde became a member of the Board in May 2021.

In connection with his election and appointment as Chief Executive Officer and President, Mr. Hegde’s compensation, effective November 13, 2025, has been approved as follows:
•an annual base salary of $1,100,000;
•a one-time signing bonus of $500,000 for make whole purposes;
•a one-time grant of 140,000 Restricted Stock Units (comprising 110,000 Base Restricted Stock Units and 30,000 Retirement Restricted Stock Units (as such terms are defined in the award agreement)) that will vest in ten equal annual installments from the date of the grant subject to continuous employment through the relevant vesting date. The grant will be made effective November 13, 2025, pursuant to the Credit Acceptance Corporation Amended and Restated Incentive Compensation Plan, as amended; and
•eligibility for severance in the amount of one-times annual base salary, payable in a lump sum, upon a termination of employment by the Company without cause or by Mr. Hegde for good reason (as such terms are defined in the Executive Severance Agreement), subject to Mr. Hegde’s execution and non-revocation of a general release of claims and compliance with the terms and conditions of such agreement.

The Company expects that Mr. Booth and Mr. Hegde will continue to serve as directors of the Company following Mr. Hegde’s succeeding Mr. Booth as the Company’s Chief Executive Officer and President. During his service as a director after the Transition Period, Mr. Booth will receive compensation in accordance with the Company’s director compensation program.

Item 7.01 Regulation FD Disclosure.

On October 28, 2025, the Company issued a press release relating to Mr. Hegde’s election and appointment to succeed Mr. Booth as our Chief Executive Officer and President. A copy of the press release is furnished pursuant to Item 7.01 of Form 8-K as Exhibit 99.1 to this report.

The information furnished in this report pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 28, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. Statements in this report that are not historical facts, such as those using terms like “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target,” or similar expressions, and those regarding our future results, plans, and objectives, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this report. Actual results could differ materially from these forward-looking statements since the statements are based on our current expectations, which are subject to risks and uncertainties. Factors that might cause such a difference include, but are not limited to, the factors set forth in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, and Item 1A in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on July 31, 2025, and other risk factors discussed or listed from time to time in our reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: October 28, 2025	By:	/s/ Jay D. Martin
Jay D. Martin
Chief Financial Officer